RELATED PARTIES	12 Months Ended
Dec. 31, 2011
RELATED PARTIES

3.    RELATED PARTIES

Historically, the Company had significant relationships with two privately owned Italian companies: FinSirton and its wholly owned subsidiary, Sirton (now Vifarma S.p.A.). FinSirton, the parent company of several businesses, remains one of the Company’s largest shareholders (with approximately 17% ownership at December 31, 2011) and was originally the Company’s sole shareholder. The Company’s former Chief Executive Officer and Chairman, Dr. Laura Ferro may be deemed to control FinSirton. In addition, Dr. Ferro previously served as a member of Sirton’s Board of Directors.

In 2010, Sirton (now Vifarma S.p.A.) was put into liquidation and, on June 28, 2010, Sirton was admitted by the Court of Como to a composition with creditors’ proceedings ("concordato preventivo"). The composition with creditors was approved on February 3, 2011. At that time, Sirton’s assets were acquired by a third party, as approved by the Court of Como. A liquidator has been appointed to manage the liquidation process and the distribution of proceeds received from the sale of Sirton’s assets to Sirton’s creditors. Although the distribution allocation has not yet been finalized, we understand that the liquidator may propose to satisfy the amounts due to secured creditors in full, with a payout distribution of 18.26% to all unsecured creditors. Our net exposure to Sirton at the date of the admission to the composition with creditors (June 28, 2010) was €850. If the preliminary indication from the liquidator is confirmed we may collect 18.26% or €155 of the receivables outstanding on the date of the admission to the composition with creditors (June 28, 2010) which amounts to €850 thousand. Due to the uncertainty of the final distribution to creditors from the sales of Sirton’s assets, we established an allowance for doubtful accounts of €850, which represents our exposure against Sirton.

The Company had a lease agreement with Sirton (now Vifarma S.p.A.) that expired on December 31, 2010, but was renewed for an additional six-year term. In connection with Sirton’s (now Vifarma S.p.A.) liquidation proceeding, the lease agreement with Sirton (now Vifarma S.p.A.) along with the premises to which such lease pertains were transferred to an unrelated third party that has also acquired the rights to Sirton’s name.

We had two commercial leases with FinSirton. The first lease contract was entered into 2005. The area leased was approximately 1,750 square meters in size for offices, laboratories and storage facilities. The contract provided for an annual fee of €156 thousand which was updated each year on the basis of the variation of the cost of living index. The second lease contract was entered into 2007. The area leased was approximately 600 square meters in size for offices, manufacturing, laboratories and storage facilities. The contract provided for an annual fee of €30 thousand which is updated each year on the basis of variation of the cost of living index. In July 2009, the agreement was amended to reduce space rented and the annual fee was decreased to €15 thousand.

These two leases were terminated on December 31, 2011 and, as of January 1, 2012, we entered into a new commercial lease with FinSirton The area leased is approximately 4,800 square meters in size and is used for offices, manufacturing, laboratories and storage facilities. The lease provides for an annual fee of €185 thousand for the initial six-year term, which may be adjusted annually based on the cost of living index, and, in the event we exercise our six-year renewal option, €215 thousand on an annual basis, subject to cost of living adjustments.

Expenses under these operating leases for the years ended December 31, 2009, 2010 and 2011 amounted to €198, €192 and €212, respectively. See Note 17 for the commitments under these leases.

For the years ended December 31, 2009, 2010 and 2011, the Company had the following transactions with FinSirton and Sirton (now Vifarma S.p.A.):

	For the Year Ended December 31,
	2009	2010	2011
Revenues
Product sales	€195	€-	€-

Expenses
Cost of goods sold	296	164	-
Charges from related parties	279	346	222
Total	575	510	222

As of December 31, 2010 and 2011 the Company had balances with FinSirton and Sirton (now Vifarma S.p.A.) as listed below. In 2011, transactions with the new Sirton Pharmaceuticals S.p.A were not classified as transactions with a related party since the new Sirton Pharmaceuticals S.p.A. is no longer a related party of the Company given the change of ownership.

	December 31,
	2010	2011

Accounts Receivable – Sirton (now Vifarma S.p.A.)	€1,050	€850
Accounts Receivable – FinSirton	14	256
Allowance of doubtful accounts	(850)	(850)
Accounts Receivable, net	214	256

Accounts Payable Sirton	308	5
Accounts Payable FinSirton	64	285
	372	290

The Company and Sirton (now Vifarma S.p.A.) formally offset nil and €332 in payables due to Sirton (now Vifarma S.p.A.) against the same amount of receivables due from Sirton, for the years ended December 31, 2011 and 2010, respectively.

Due to the uncertainty of the final distribution to creditors from the sale of Sirton’s assets, we had established an allowance for doubtful accounts of €1,783, which was partially released in 2010 and 2009 for €251 and €684 respectively, as general and administrative expenses. We still maintain an allowance of €850 which represents our exposure against Sirton (now Vifarma S.p.A.).

The Company is a party to a License and Supply Agreement with Sigma-Tau Pharmaceuticals, Inc. pursuant to which we have licensed the right to market defibrotide to treat and prevent VOD in North America, Central America and South America to Sigma-Tau Pharmaceuticals, Inc. and pursuant to which Sigma-Tau Pharmaceuticals, Inc. has agreed to purchase defibrotide from us for this use. Sigma-Tau Pharmaceuticals, Inc. is an affiliate of Sigma-Tau Finanziaria S.p.A. Dr. Marco Brughera, who holds various senior-level positions within the Sigma-Tau Group, serves as a member of our Board of Directors. Dr. Brughera was elected to our board following the resignation of Marco Codella, the former Chief Financial Officer of Sigma-Tau Finanziaria, who served as member of our board of directors since 2005. See Note 4 for further discussion of our relationship with Sigma-Tau.

The accounting policies applied in transactions with our affiliates are consistent with those policies applied in transactions with independent third parties and all related party agreements are negotiated on an arm’s length basis.